Net Income Per Share	12 Months Ended
Dec. 31, 2024
Earnings Per Share [Abstract]
Net Income Per Share

16. Net Income Per Share

Diluted income / (loss) per common share, if applicable, reflects the potential dilution that could occur if potentially dilutive instruments were exercised, resulting in the issuance of additional shares that would then share in the Company’s net income.

For the year ended December 31, 2024, the Company excluded the effect of 247,934 non-vested share awards, which all vested on December 31, 2024, in calculating dilutive net income per shares for its common shareholders as they were anti-dilutive.

For the year ended December 31, 2023, the Company excluded the effect of 495,867 non-vested share awards, from which 247,933 vested on December 31, 2023, in calculating dilutive EPS for its common shareholders as they were anti-dilutive.

For the year ended December 31, 2022, the Company excluded the effect of 745,769 non-vested share awards, from which 249,902 vested on December 31, 2022, in calculating dilutive EPS for its common shareholders as they were anti-dilutive.

The non-vested shares are participating securities because they received distributions from the Company and these distributions did not have to be returned to the Company if the non-vested shares were forfeited by the grantee.

16. Net Income Per Share - Continued

The two-class method used to calculate EPS from continuing operations is as follows:

BASIC AND DILUTED	2024	2023	2022
Numerators
Company’s net income from continuing operations	$54,609	$7,090	$86,328
Less:
General Partner’s interest in Company’s net income	186	45	1,483
Deemed dividend to General Partner	46,184	—	—
Company’s net income allocable to unvested shares	201	27	2,436
Net income attributable to common shareholders	$8,038	$7,018	$82,409
Denominators
Weighted average number of common shares outstanding, basic and diluted	56,094,666	21,182,471	19,325,030
Net income per common share:
Basic and Diluted (in United States Dollars)	$0.14	$0.33	$4.26